UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 11, 2014
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2014, Merit Medical Systems, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 42,963,035 shares of the Company’s common stock were entitled to vote as of April 14, 2014, the record date for the Annual Meeting, of which 39,616,580 shares were represented in person or by proxy at the Annual Meeting.
The shareholders of the Company voted on the following matters at the Annual Meeting: (i) the election of two directors of the Company, to serve until the annual meeting of the Company’s shareholders in 2017 and until their respective successors have been duly elected and qualified, (ii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote, (iii) approval of the material terms of the performance goals set forth in the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan, (iv) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and (v) a shareholder proposal to request that the Board of Directors of the Company (the “Board”) adopt a policy, and amend the Company’s bylaws as necessary, to require the Chairman of the Board to be an independent member of the Board.

Matter 1

Each of the two nominees listed below was re-elected to serve as a director of the Company. The votes cast for or withheld for each nominee, excluding 2,180,906 broker non-votes, were as follows:

Nominee	For	Withheld
Kent W. Stanger	31,827,641	5,608,033
Nolan E. Karras	35,670,139	1,765,535

Matter 2

The results of the voting on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,903,747	505,817	26,110	2,180,906

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” resolution were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement distributed in connection with the Annual Meeting.

Matter 3

The results of the voting on a proposal to re-approve the material terms of the performance goals set forth in the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,077,155	322,573	35,946	2,180,906

Accordingly, a majority of votes cast with respect to the proposal to re-approve the material terms of the performance goals set forth in the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan were “for” re-approval of such performance goals.

Matter 4

The Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accountant were as follows:

	For	Opposed	Abstained
Ratification of appointment of Deloitte & Touche LLP	39,194,260	396,266	26,054

Matter 5

The results of the voting on a shareholder proposal to request that the Board adopt a policy, and amend the Company’s bylaws as necessary, to require the Chairman of the Board to be an independent member of the Board were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,504,973	18,894,375	36,326	2,180,906

Accordingly, a majority of votes cast with respect to the shareholder proposal were cast “against” the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 17, 2014	By:	/s/ Rashelle Perry
Chief Legal Officer